--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 19, 1999




                         Commission file number 0-17714




                           BIOPOOL INTERNATIONAL, INC.
             (Exact name of Registrant as specified in its charter)




          Delaware                                         58-1729436
(State or other jurisdiction of                        (I.R.S. Employer
 incorporation or organization)                         Identification No.)




                               6025 Nicolle Street
                            Ventura, California 93003
                    (Address of principal executive offices)



                                 (805) 654-0643
               (Registrant's telephone number including area code)




--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ITEM 5.   OTHER EVENTS

     Reference is made to the press release of Registrant, issued on April 19, 1999, which contains information meeting the requirements of this Item 5, and which is incorporated herein by this reference. A copy of the press release is attached to this Form 8-K as Exhibit "A."









                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





Date:  April 20, 1999                    BIOPOOL INTERNATIONAL, INC.
       ---------------                   ---------------------------
                                         (Registrant)





                                         /s/  Michael D. Bick, Ph.D.
                                         ---------------------------
                                         Michael D. Bick, Ph.D.
                                         Chief Executive Officer and
                                         Chairman of the Board

                                    EXHIBIT A



CONTACTS:              Michael D. Bick, Ph.D.
                       Chairman and Chief Executive Officer

                       Carol Hill
                       Corporate Communications
                       (805) 654-0643



FOR IMMEDIATE RELEASE


              BIOPOOL INTERNATIONAL TO TRADE ON OTC BULLETIN BOARD

VENTURA, California (April 19, 1999)--Biopool International, Inc. (OTCBB:BIPL) today announced that effective this date its shares will no longer trade on the Nasdaq's SmallCap Market because the bid price for its shares has fallen below the $1.00 per share Nasdaq minimum listing maintenance requirement.
         The Company's stock now immediately qualifies to trade on the OTC Bulletin Board under the symbol "BIPL." Michael D. Bick, Ph.D., chairman and chief executive officer of Biopool, commented, "The move to the OTC Bulletin Board in no way reflects any adverse financial conditions within the Company. Indeed we meet and exceed all listing requirements for Nasdaq other than the $1 minimum bid price."
         Founded in 1987, Biopool International develops, manufactures, and markets a full range of test kits to assess and diagnose disorders of blood coagulation, thrombotic risk factors, fibrinolysis, platelet function, and the vascular system and specialty chemistry controls used to monitor and measure the presence of drugs of abuse. The Company's product line is sold to hospitals, clinical laboratories, commercial reference laboratories, and research institutions on a worldwide basis by the Company's own sales representatives, as well as through an extensive network of distributors. To learn more about Biopool, visit the Company's website at http://www.biopool.com.

NOTE: This press release contains forward-looking statements which are based upon current expectations that involve a number of risks and uncertainties including, but not limited to, technological innovations of competitors, changes in health care regulations, litigation claims, foreign currency fluctuation, product acceptance or changes in government regulation of the Company's products, as well as other factors discussed in the Company's last Report on Form 10-K-SB under "Risk Factors."

                                      # # #

                                        3